UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2011

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, SC	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

3D Systems Corporation (“3D Systems”) is filing this Current Report on Form 8-K in connection with the Company’s acquisition activities.  As of the date of this Current Report on Form 8-K, 3D Systems completed the following acquisitions during 2011:

•	National RP Support, Inc. as described on a Current Report on Form 8-K filed on January 5, 2011;
•	Quickparts.com, Inc. as described on a Current Report on Form 8-K filed on February 22, 2011;
•	The3dStudio.com, Inc. as described on a Current Report on Form 8-K filed on May 9, 2011;
•	Freedom of Creation B.V. as described on a Current Report on Form 8-K filed on May 12, 2011;
•	Alibre, Inc. as described on a Current Report on Form 8-K filed on July 19, 2011;
•	Formero Pty Ltd as described on a Current Report on Form 8-K filed on September 20, 2011; and
•	Kemo Modelmakerij B.V. as described on a Current Report on Form 8-K filed on October 4, 2011.

3D Systems is filing these financial statements and pro forma information related to its acquisition of Quickparts.com, Inc. (“Quickparts”) on February 22, 2011 in an effort to present financial statements that cover a substantial majority of the businesses acquired to date in 2011.  This information was not required to be filed as part of the Quickparts Current Report on Form 8-K filed on February 22, 2011.  The financial statements of Quickparts and pro forma information filed include the following:

Audited financial statements:
Report of Independent Public Accounting Firm
Balance Sheet as of December 31, 2010
Statement of Income for the year ended December 31, 2010
Statement of Changes in Stockholders’ Equity for the year ended December 31, 2010
Statement of Cash Flows for the year ended December 31, 2010
Notes to financial statements
Unaudited Pro Forma Condensed Combined Financial Statements:
Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2010
Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2010
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Item 9.01.                      Financial Statements and Exhibits.

 (d) Exhibits.

23.1	Consent of Goldman & Company CPAs PC, Independent Public Accounting Firm

99.1	Audited financial statements of Quickparts.com, Inc. as of December 31, 2010

99.2	Unaudited pro forma condensed combined financial statements

99.3	Stock Purchase Agreement among 3D Systems, Inc. and The Seller Parties Named Herein dated February 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: October 26, 2011
/s/ ROBERT M. GRACE, JR.
(Signature)

Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Goldman & Company CPAs PC, Independent Public Accounting Firm

99.1	Audited consolidated financial statements of Quickparts.com, Inc. as of December 31, 2010

99.2	Unaudited pro forma condensed combined financial statements

99.3	Stock Purchase Agreement among 3D Systems, Inc. and The Seller Parties Named Herein dated February 22, 2011